Exhibit 10.1

PPM No.	Name:

GENUFOOD ENERGY ENZYMES CORP.

SUBSCRIPTION AGREEMENT

FOR OFFERING OF SHARES OF COMMON STOCK

THE SHARES OF COMMON STOCK (THE “SHARES”) OF GENUFOOD ENERGY ENZYMES CORP. (THE “COMPANY”) SUBJECT TO THIS SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) ARE SECURITIES WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED (COLLECTIVELY A “TRANSFER”) TO ANY PERSON AT ANY TIME IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. OTHER THAN IN THE EVENT OF AN EFFECTIVE REGISTRATION STATEMENT OR AS REQUIRED BY LAW, THE COMPANY MAY IN ITS SOLE AND ABSOLUTE DISCRETION APPROVE OR DISAPPROVE SUCH TRANSFER.

AMOUNT OF INVESTMENT (insert amount not less than US $5,000.00):
to purchase 5,000,000 Shares at US $0.001 per Share

1.	SUBSCRIPTION

(a) The undersigned (the “Purchaser”) hereby subscribes to purchase the number of Shares of the Company inserted above, for the aggregate price inserted above, all in accordance with the terms and conditions of this Subscription Agreement and the Private Placement Memorandum dated January 1, 2023, as the same may be amended or supplemented from time to time, including the exhibits thereto (collectively, the “Memorandum”).

(b) The Purchaser acknowledges and agrees that this subscription cannot be withdrawn, terminated or revoked. The Purchaser agrees to become a shareholder of the Company if the Company, in its sole and absolute discretion, accepts any portion of this subscription. This subscription is not transferable or assignable by the Purchaser.

(c) This subscription may be rejected as a whole or in part by the Company in its sole and absolute discretion. If this subscription is rejected, the Purchaser’s funds shall be returned to the extent of such rejection, without interest, charge or deduction. This subscription shall be binding on the Company only upon acceptance by the Company and to the extent of such acceptance.

(d) Neither the execution nor the acceptance of this Subscription Agreement alone constitutes the Purchaser as a shareholder of the Company. This is an agreement to purchase the Shares on a when issued basis; and the Purchaser will become a Shareholder only when the Purchaser’s funds are transferred to the operating account of the Company and after all other procedural requirements of the offering of the Shares (this “Offering”) have been completed. Until that time, the Purchaser shall have only the rights set forth in this Subscription Agreement.

(e) The Purchaser’s rights and responsibilities will be governed by the terms and conditions of this Subscription Agreement and the Memorandum. The Company will rely upon the information provided by the Purchaser in this Subscription Agreement to confirm that the Purchaser is either (i) an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) not a “U.S. person” as defined in Rule 901(k) of Regulation S promulgated under the Securities Act. Only a Purchaser who is either an accredited investor or not a “U.S. person” may invest in this Offering.

2.	GENERAL REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants as follows:

(a) I have received and read the Memorandum, and I am familiar with the proposed business, operations, properties and financial condition of the Company. I have relied solely upon the Memorandum and independent investigations made by me or my representative with respect to my investment in the Shares. No oral or written representations beyond the Memorandum have been made to me or been relied upon by me.

(b) I understand that the Company has previously filed certain reports with the United States Securities and Exchange Commission (the “SEC”), which I can access free of charge by searching for “Genufood Energy Enzymes Corp (GFOO)” (CIK 0001510518) at: https://www.sec.gov/edgar/search/.

(c) I have been furnished such financial and other information concerning the Company and its business and future plan of operations as I consider necessary in connection with the investment in the Shares. I have been given the opportunity to discuss any questions and concerns with representatives of the Company.

(d) I am purchasing the Shares for my own account (or for a trust if I am a trustee), for investment purposes only and not with a view or intention to resell or distribute the same. I have no present intention, agreement or arrangement to divide my investment in the Shares with others or to resell, assign, transfer or otherwise dispose of all or any part of the Shares, or to do so after the passage of a certain amount of time.

(e) I or my investment or other professional advisors have such knowledge and experience in financial and business matters such that I can evaluate the risks of the prospective investment and to make an informed investment decision. I have been advised to consult my own attorney concerning this investment and to consult with independent tax counsel and/or advisors regarding the tax considerations of purchasing the Shares and investing in the Company.

(f) I have carefully reviewed and understand the risks of investing in the Shares, as set forth in the Memorandum. I have carefully evaluated my financial resources and investment position and acknowledge that I am able to bear the economic risks of this investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Shares to satisfy any existent or contemplated debt or undertaking. I have adequate means of providing for my current needs and possible contingencies, have no need for liquidity in my investment and can afford to lose my entire investment in the Shares.

(g) I have been advised that the Shares have not been registered under the Securities Act or qualified under any state securities laws, on the basis, among others, that no public offering of the Shares is being effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(a)(2) of the Securities Actor under the Rules and Regulations of the SEC.

(h) All information which I have furnished in this Subscription Agreement, concerning myself, my financial position, and my knowledge of financial and business matters is correct, current and compete and does not fail to omit a material fact with respect thereto.

3.	PATRIOT ACT AND ANTI-MONEY LAUNDERING REPRESENTATIONS

(a) The undersigned represents that all evidence of identity provided is genuine and all related information furnished is accurate.

(b) The undersigned agrees to provide any information deemed necessary by the Company, in its sole and absolute discretion, to comply with any applicable anti-money laundering and anti-terrorist financing program(s) and related responsibilities. The Undersigned acknowledges that the Company may require additional information about the Underlying Investor (defined below) and/or any person or entity representing the Underlying Investor in order to comply with applicable law. The undersigned agrees promptly to provide any such information required by law.

(c) The undersigned represents that either (i) or (ii) is true:

(i)	The undersigned is acquiring the Shares for its own account, risk and beneficial interest, and, additionally:

●	is not acting as agent, representative, intermediary/nominee or in any similar capacity for any other person;

●	does not have any intention or obligation to sell, distribute, assign or transfer all or a portion of the Shares to any other person; and

●	no other person will have a beneficial or economic interest in the Shares, or any portion thereof; or

(ii)	The undersigned is an investor intermediary investing in its own name on behalf of other investors, which, for these purposes, may include, with limitation, an introducing firm, an asset aggregator, a nominee or a fund of funds; and additionally:

●	is subscribing for Shares as a record owner in its capacity as either agent, representative or nominee on behalf of one or more investors (“Underlying Investors”), and agrees that the representations, warranties and covenants made in this Subscription Agreement are made by it on behalf of itself and the Underlying Investors; and

●	has all requisite power and authority from the Underlying Investors to execute and perform the obligations under this Subscription Agreement;

●	has carried out investor identification procedures with regard to all Underlying Investors; and

●	has established the identity of all Underlying Investors, holds evidence of such identities and will make such information available to the Company upon request.

(d) The undersigned understands that the Company prohibits any investment in the Company by or on behalf of the following persons (each, a “Prohibited Investor”):

●	A person, country, territory or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control;

●	A foreign shell bank (a bank without a physical presence in any country and as defined in the United States PATRIOT Act);

●	A “senior foreign political figure”, or any “immediate family” member or “close associate” of a senior foreign political figure. (A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure); and

●	Any other person or entity that the Company in its sole and absolute discretion determines to be a Prohibited Investor.

The undersigned represents and warrants that neither the Underlying Investor, nor any person controlling, controlled by, or under common control with it, nor any person having a beneficial interest in it, is a Prohibited Investor. The undersigned agrees promptly to notify the Company of any change in information affecting this representation.

(e) The undersigned acknowledges that if the Underlying Investor is, or the Company reasonably believes that the Underlying Investor is, a Prohibited Investor, the Company may be obligated to freeze the investment, including by segregating the assets constituting the investment in accordance with applicable regulations or by prohibiting distributions to the Purchaser, or the investment may be immediately redeemed by the Company, and neither the undersigned nor the Underlying Investor shall have any claim against the Company, its directors, officers, other employees, agents, representative or any of their affiliates, for any form of damages as a result of the aforementioned actions. The undersigned further acknowledges that as part of the Company’s responsibility for protection against money laundering, the Company and its appointed agents may require additional information including detailed verification of the identity of the Purchaser. The undersigned agrees that, upon request of the Company, it will provide such information as the Company may require to satisfy applicable anti-money laundering laws and regulations, including without limitation, the Underlying Investor’s anti-money laundering policies and procedures, background documentation relating to its directors, trustees, settlors and beneficial owners, and audited financial statements, if any.

4.	INVESTOR ELIGIBILITY AND SUITABILITY STANDARDS

This Offering is being made in reliance on exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws. The Company will accept subscriptions to purchase Shares only from a person who is either:

●	an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act; or

●	a person who is not a “U.S. person” as that term is defined in Rule 902(k) promulgated under the Securities Act.

INVESTORS MUST INITIAL ONE OF THE FOLLOWING ON THIS PAGE OR THE NEXT PAGE:

I am an accredited investor.

FOR U.S. INVESTORS: An “accredited investor” is defined by Rule 501(a) of Regulation D as:

1. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

2. Any natural person whose individual net worth or joint net worth, with that person’s spouse, at the time of their purchase exceeds $1,000,000, excluding the value of such person’s primary residence;

3. Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in Section 2(13) of the Exchange Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors;

4. Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

5. Any organization described in Section 501(c)(3)(d) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

6. Any director or executive officer, or general partner of the issuer of the securities being sold, or any director, executive officer or general partner of a general partner of that issuer;

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

8. Any entity in which all the equity owners are accredited investors as defined above.

OR

I am not a U.S. person.

FOR NON-U.S. PERSONS: A person is not a “U.S. person” defined by Rule 902(k) of Regulation S if that person is NOT any of the following:

1.	any natural person resident in the United States;

2.	any partnership or corporation organized or incorporated under the laws of the United States;

3.	any estate of which any executor or administrator is a U.S. person;

4.	any trust of which any trustee is a U.S. person;

5.	any agency of branch of a foreign entity located in the United States;

6.	any non-discretionary account of similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

7.	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

8.	any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

IF YOU ARE NOT A U.S. PERSON, YOU MUST ATTACH A LEGIBLE COPY OF THE SIGNATURE PAGE WITH PHOTO OF YOUR PASSPORT, OR A COPY OF YOUR NATIONAL IDENTITY CARD. NO SUBSCRIPTION WILL BE ACCEPTED WITHOUT SUCH SUPPORTING DOCUMENTATION.

5.	AGREEMENT TO REFRAIN FROM RESALE

The Purchaser agrees not to Transfer any Shares unless and until prior to any such action:

(a) A registration statement on Form S-1 under the Securities Act (or any other form appropriate for the purpose under the Act or any form replacing any such form) with respect to the securities proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified to the extent required, in accordance with applicable state securities laws; or

(b) (i) The Purchaser shall have furnished the Company with a detailed explanation of the proposed disposition, (ii) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such securities under the Securities Act or qualification of such securities under any other securities laws, and (iii) counsel for the Company shall have concurred in such opinion and the Company shall have advised the Purchaser of such concurrence. Notwithstanding the foregoing, the Company may approve or disapprove any such Transfer in its sole and absolute discretion if in its opinion such Transfer would not be lawful; or

(c) Unless such Transfer is required by operation of law or valid court order, including without limitation estate laws and domestic relations orders.

6.	MISCELLANEOUS

(a) CHOICE OF LAW: This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of law.

(b) ENTIRE AGREEMENT: This Subscription Agreement constitutes the entire agreement between and among the parties and may be amended only by written agreement between and among all parties.

(c) BINDING ARBITRATION: Any dispute under this Subscription Agreement will be resolved under the then prevailing rules of JAMS in the County of Clark, State of Nevada.

(d) TERMINATION OF AGREEMENT: If this subscription is rejected, in whole or in part, by the Company, then, to the extent rejected, (i) this Subscription Agreement shall be null and void and of no further force and effect; (ii) no party shall have any rights against any other party; and (iii) the Company shall return the funds delivered with this Subscription Agreement without interest, charge or deduction.

(e) TAXES. There is no discussion of the Federal or state income tax considerations arising from investment in the Company set forth in the Memorandum. The Federal income tax considerations to the Purchaser of investment in the Company will depend on individual circumstances. There can be no assurance the Internal Revenue Code of 1986, as amended (the “Code”), or the Regulations under the Code will not be amended in a manner adverse to the interests of the Purchaser or the Company. All Purchasers are strongly advised to obtain independent advice regarding the tax consequences of the purchase of the Shares and an investment in the Company under Federal and applicable state tax laws, or the tax laws of other jurisdictions for Purchasers subject to other tax jurisdictions.

(f) DULY AUTHORIZED. If the Purchaser is a corporation, limited liability company, partnership, trust or other entity, the individuals signing in its name and on its behalf are duly authorized to execute and deliver this Subscription Agreement on behalf of such entity, and the purchase of the Shares by such entity will not violate any law or agreement by which it is bound.

(g) SHARES WILL BE RESTRICTED SECURITIES. The Purchaser understands that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and, accordingly, the Shares must be held indefinitely unless they are subsequently registered under the Securities Act and, to the extent required, under applicable state securities laws, or exemptions from such registration are available. The Purchaser understands that the Company is under no obligation to register any of the Shares under the Securities Act or to qualify any of the Shares under any state securities laws.

(h) STOCK CERTIFICATES TO CONTAIN RESTRICTIVE LEGEND. Any stock certificate or other document issued to evidence ownership of the Shares will bear standard, restrictive legends notifying prospective purchasers of the Transfer restrictions set forth above, and the Company will not permit the Transfer of any Shares or recognize the Transfer of any Shares on the books and records of the Company in violation of such restrictions, substantially as follows:

“THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), PURSUANT TO REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(i) SUCCESSORS. This Subscription Agreement and the representations, warranties and agreements contained herein shall be binding on the Purchaser's directors, officers, other employees, agents, successors, assigns, heirs, legal representatives and other affiliates and shall inure to the benefit of the respective successors and assigns of the Company and its directors, officers, other employees, agents, representatives and other affiliates. If the Purchaser is more than one person, the obligations of all of them shall be joint and several, and the representations and warranties contained herein shall be deemed to be made by and to be binding upon each such person and his/her/its respective heirs, executors, administrators, successors and assigns.

(j) INDEMNIFICATION. The Purchaser shall indemnify and defend the Company and its directors, officers, other employees, agents, representatives and other affiliates from and against any and all liability, damage, cost or expense (including attorneys’ fees) arising out of or in connection with:

(i) Any inaccuracy in, or breach of, any of the Purchaser’s representations, warranties, covenants or agreements set forth in this Subscription Agreement or any other document or writing delivered to the Company;

(ii) Any Transfer by the Purchaser of all or any of the Shares in violation of this Subscription Agreement or applicable law; or

(iii) Any action, suit, proceeding or arbitration alleging any of the foregoing.

(k) CHANGES IN INFORMATION. I will notify the Company promptly of any material change in any statement or response made in this Subscription Agreement before acceptance by the Company of this subscription.

7.	FORM OF OWNERSHIP; IDENTIFYING INFORMATION

The undersigned acknowledges and agrees that the Company reserves the right to ask the investor for additional information regarding form of ownership and certain identifying information before accepting this subscription.

8.	PAYMENT

Contemporaneously with the execution and submission of this Subscription Agreement, the total Subscription Amount specified herein shall be paid in full by check drawn or bank draft to the order of Genufood Energy Enzymes Corp., ACH payment processing or wire transfer as follows:

East West Bank

9300 Flair Drive, 4th Floor

El Monte, California 91731

United States of America

ROUTING NUMBER (US DOMESTIC WIRES): 322070381

SWIFT CODE (INTERNATIONAL WIRES): EWBKUS66XXX

For the account of Genufood Energy Enzymes Corp. (Beneficiary), Account #8003177287

Cash will not be accepted as payment for the Shares.

[Signature Page to Subscription Agreement follows on next page]

[Signature Page to Subscription Agreement]

EXECUTE IN FULL AND PROVIDE ALL REQUESTED INFORMATION

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, intending to be legally bound, has executed this Subscription Agreement on                                                    , 2023.

By:
Signature of Subscriber

Print Name

Street Address (PO Box not acceptable)

Passport/Tax ID No.

Title for Registration of Shares:

Form of Legal Ownership:

Individual Tenants-in-common Joint tenants Joints tenants with right of survivorship Community property Other (describe):________________

IF YOU ARE NOT A U.S. PERSON YOU MUST ATTACH A LEGIBLE COPY OF THE SIGNATURE PAGE WITH PHOTO OF YOUR PASSPORT, OR A COPY OF YOUR NATIONAL IDENTITY CARD. NO SUBSCRIPTION WILL BE ACCEPTED WITHOUT SUCH SUPPORTING DOCUMENTATION.

ACCEPTANCE: THIS SUBSCRIPTION IS NOT VALID UNTIL ACCEPTED BY THE COMPANY

ACCEPTANCE OF SUBCRIPTION

GENUFOOD ENERGY ENZYMES CORP. hereby accepts the foregoing Subscription:

in the following amount: US $

for the following number of Shares:                                 Shares

on                                                                 , 2023

GENUFOOD ENERGY EZYMES CORP.
a Nevada corporation

By
Name:	David Tang
Title:	Chief Executive Officer